Exhibit 99.1

Vida Partners with AVANT to Bring AI Agent Platform to Trusted Advisor Network

New Relationship Gives AVANT Trusted Advisors Access to Vida’s Digital Workforce Platform as Enterprise Demand for AI-Powered Automation Accelerates

AUSTIN, Texas & CHICAGO — September 30, 2026 — Vida Global Inc. (NYSE American: VIDA), an AI agent operating system that enables businesses to build, deploy, and manage AI agents at scale, today announced a partnership with AVANT, the nation’s premier Technology Services Distributor (TSD) and a leader in IT decision-making. The relationship gives AVANT Trusted Advisors access to Vida’s AI agent platform.

Vida joins AVANT’s technology portfolio as organizations increasingly look beyond AI experimentation toward practical applications that can automate workflows, augment existing teams, and create measurable business outcomes. Vida gives AVANT Trusted Advisors another way to address that growing demand, with AI agents capable of operating across voice, SMS, email, and chat and integrating into existing business processes.

Vida provides the underlying operating system, technology infrastructure, platform-level compliance functionality, and billing capabilities required to deploy and manage AI agents at scale. This enables Trusted Advisors to help customers explore and implement digital workforce strategies without building and maintaining the underlying AI infrastructure themselves.

“AVANT’s Trusted Advisors understand their clients’ businesses and technology environments, putting them in a unique position to help companies move from experimenting with AI to putting it to work,” said Lyle Pratt, Founder and CEO of Vida. “With Vida, they can bring clients AI agents that work across the systems and workflows their businesses already use, without the cost and complexity of building AI infrastructure themselves.”

Vida’s model-agnostic architecture is designed to allow partners and their clients to take advantage of advances across leading AI models while reducing dependence on any single underlying model provider. Its SOC 2 Type II-certified infrastructure is designed to support enterprise deployments across a range of real-world use cases.

“Customer conversations around AI are changing incredibly quickly. Businesses are moving beyond asking what AI can do and increasingly asking where they can put it to work today,” said Andrew Pryfogle, Global Head of Engineering & Education Strategy at AVANT. “That is what makes the timing of adding Vida to our portfolio so compelling. Their approach to AI agents gives our Trusted Advisors another practical way to help customers automate real workflows and begin building a digital workforce alongside their human teams. We believe that is going to become an increasingly important part of the enterprise technology conversation.”

About Vida

Vida is an AI agent operating system that enables businesses to build, deploy, and manage AI agents that run business operations and communications. The platform is model-agnostic, orchestrating across Vida’s proprietary technology and leading large language models and AI systems to deliver intelligent, full-stack agents across industries. Vida serves direct enterprise customers and a global network of resellers, agencies, and partners. For more information, visit vida.io.

About AVANT

AVANT is the leader in IT decision-making and the nation’s premier Technology Services Distributor (TSD), equipping Trusted Advisors with the tools, insights, and expertise needed to help businesses navigate the fast-changing technology landscape. For more information, visit www.goavant.net.

Forward-Looking Statements

All statements in this press release other than statements of historical fact could be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” or similar expressions. Forward-looking statements may include, but are not limited to, (i) the expected benefits, synergies, and growth opportunities arising from Vida’s strategic partnerships, (ii) potential adoption of Vida’s platform by distribution partners and their customers, (iii) potential customer deployments and revenue opportunities, and (iv) the capabilities, performance, and market adoption of Vida’s platform. These statements are based on current expectations and assumptions and are subject to risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. These risks and other factors include the risks described in reports Vida files from time to time with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements. Except as required by law, Vida undertakes no obligation, and does not intend, to update these forward-looking statements.

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Media Contacts

Illume PR for Vida

vida@illumepr.com